UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

__________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 27, 2012

STRATTEC SECURITY CORPORATION
(Exact name of registrant as specified in its charter)

Wisconsin
(State or other jurisdiction of incorporation)

0-25150	39-1804239
(Commission File Number)	(I.R.S. Employer I.D. Number)
3333 West Good Hope Road Milwaukee, WI	53209
(Address of Principal Executive Offices)	(Zip Code)

(414) 247-3333
(Registrant's telephone number; including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
                  Compensatory Arrangements of Certain Officers.

   On February 27, 2012, STRATTEC SECURITY CORPORATION issued a press release (the "Press Release") announcing that effective as of September 1, 2012, Harold M. Stratton II, the Chairman and Chief Executive Officer of STRATTEC will retire from the Company.  Mr. Stratton, however, will remain on STRATTEC's Board of Directors as the non-executive Chairman.  Effective as of September 1, 2012, Frank J. Krejci, STRATTEC's current President, will also assume the role of Chief Executive Officer of STRATTEC.  A copy of the Press Release is attached as Exhibit 99.1 to this report.  The attached Exhibit 99.1 is furnished pursuant to Item 5.02 of Form 8-K.

Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d)    Exhibits

        99.1 -- Press Release of STRATTEC SECURITY CORPORATION, issued February 27, 2012.

SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STRATTEC SECURITY CORPORATION
Date:  February 27, 2012

BY /s/ Patrick J. Hansen
       Patrick J. Hansen, Senior Vice President and
       Chief Financial Officer